UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
FORM 8-K
CURRENT REPORT
Pursuant to Section 13 or 15(d) of
the Securities Exchange Act of 1934
Date of Report (Date of earliest event reported): March 12, 2014
ATKORE INTERNATIONAL HOLDINGS INC.
(Exact name of registrant as specified in its charter)

Delaware	333-174689	80-0661126
(State or other jurisdiction of incorporation)	(Commission file number)	(I.R.S. Employer Identification Number)
16100 South Lathrop Avenue
Harvey, Illinois 60426
(Address of principal executive offices) (zip code)
(708) 339-1610
(Registrant’s telephone number, including area code)
N/A
(Former name or former address, if changed since last report)
Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

ITEM 2.02.    Results of Operations and Financial Condition
The information furnished in Item 7.01 regarding results of operations and financial condition is incorporated by reference to this Item 2.02.
ITEM 7.01.    Regulation FD Disclosure
As previously reported on March 10, 2014, Atkore International, Inc. (the “Company”) has given notice of its election to redeem all $369,000,000 aggregate principal amount of outstanding 9.875% senior secured notes due 2018 and Atkore International Group Inc. (“Atkore Group”), the indirect parent of the Company, has entered into a non-binding letter of intent with Tyco International Ltd. (“Tyco”) for the acquisition of the 29,400,000 shares of Atkore Group’s common stock held by Tyco’s wholly-owned subsidiary, Tyco International Holding S.à.r.l. In connection with these transactions, the Company has provided potential financing sources with certain information that has not been previously reported by the Company. This information includes portions of a lender presentation dated March 12, 2014 and a confidential information memorandum dated March 12, 2014. Such information is furnished and contained in Exhibit 99.1 to this Current Report on Form 8-K and incorporated herein by reference.
Cautionary Statement Concerning Forward-Looking Statements
This report, including information incorporated by reference, contains statements about future events and expectations that constitute forward-looking statements within the meaning of Section 27A of the Securities Act of 1933, as amended, and Section 21E of the Securities Exchange Act of 1934, as amended, and are subject to the safe harbor provisions created by statute. Words such as “anticipate,” “believe,” “estimate,” “expect,” “intend,” “plan,” “project,” “target,” “can,” “could,” “may,” “should,” “will,” “would,” or similar expressions are intended to identify such forward-looking statements.
Forward-looking statements are based on the Company’s beliefs, assumptions and expectations of its future financial and operating performance and growth plans, taking into account the information currently available to us. These statements are not statements of historical fact. Forward-looking statements involve risks and uncertainties that may cause the Company’s actual results to differ materially from the expectations of future results it expresses or implies in any forward-looking statements, and readers are cautioned not to place undue reliance on such statements. Factors that could cause actual events or results to differ materially from the events or results described in any forward-looking statements include, but are not limited to: the sustained or further downturn in the non-residential construction industry; fluctuations in the price of steel and other raw materials; new regulations related to “conflict minerals”; the Company’s reliance on the availability and cost of freight and energy; changes in governmental regulation, including the National Electrical Code or other legislation and regulation; risks relating to doing business internationally; claims for damages for defective products; the Company’s ability to generate or raise capital in the future; risk of material environmental, health and safety liabilities and obligations; changes in the source and intensity of competition in business; the level of similar product imports into North America; the Company’s reliance on a small number of customers; work stoppages, employee strikes and other production disputes; the Company’s significant financial obligations relating to pension plans; unplanned outages at our facilities and other unforeseen disruptions; the Company’s ability to protect and enforce its intellectual property rights; the Company’s ability to attract and retain qualified employees; the reliability of the Company’s information systems; cyber security risks and cyber incidents; risks inherent in acquisitions and the financing thereof; ability to identify, acquire, close or integrate acquisition targets successfully; the Company’s substantial indebtedness and its ability to incur further indebtedness; and limitations on the Company’s business under the instruments governing its indebtedness.

These and other risks, uncertainties and factors could cause the Company’s actual results to differ materially from those projected in any forward-looking statements it makes. These factors may not constitute all factors that could cause actual results to differ materially. The Company operates in a continually changing business environment. New factors emerge from time to time, and it is not possible to predict all risks that may affect us. The Company assumes no obligation to update or revise any forward-looking statements for any reason, or to update the reasons actual results could differ materially from those anticipated in forward-looking statements, even if new information becomes available in the future. Comparisons of results for current and any prior periods are not intended to express any future trends or indications of future performance, unless expressed as such, and should be viewed as historical data.
ITEM 9.01    Financial Statements and Exhibits
(d)    Exhibits

Exhibit Number	Description

Exhibit 99.1	Information for Potential Financing Sources

SIGNATURE
Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: March 12, 2014	ATKORE INTERNATIONAL HOLDINGS INC.

	By:	/s/ James A. Mallak
	Name:	James A. Mallak
	Title:	Vice President and Chief Financial Officer